SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of report (Date of earliest event reported): February 1, 2006

                           OPHTHALMIC IMAGING SYSTEMS
             (Exact Name of Registrant as Specified in its Charter)

CALIFORNIA                               1-11140                 94-3035367
----------                               -------                 ----------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation)                                               Identification No.)


          221 Lathrop Way, Suite I
          Sacramento, California                                   95815
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)               (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE

         On February 1, 2006, Ophthalmic Imaging Systems (the "Registrant") issued the Press Release attached as Exhibit 99.1 hereto.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

         Exhibit Number    Description
         --------------    -----------

                  99.1     Press  Release of the  Registrant  dated  February 1,
                           2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2006     OPHTHALMIC IMAGING SYSTEMS


                           By: /s/ Ariel Shenhar
                               -------------------------------------------------
                               Name:  Ariel Shenhar
                               Title: Chief Financial Officer